EXHIBIT 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER

     I, Randy Leiser, certify that:

1.	I have reviewed this Amendment No. 1 on Form 10-K/A of Kitty Hawk, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

April 28, 2004	By:	/s/ Randy S. Leiser
Randy S. Leiser
Chief Financial Officer